UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2005

CIROND CORPORATION

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	0-49763 (Commission File Number)	88-0469593 (IRS Employer Identification No.)

4185 Still Creek Drive #B-101, Burnaby, British Columbia, Canada V5C 6G9

(Address of principal executive offices) (Zip Code)

Not Applicable

(Former name or former address, if changed since last report)

Registrant's telephone number, including area code (604) 205-5039

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of directors; Appointment of Principal Officers.

On August 9, 2005, Isaac Moss resigned as Chief Operating Officer and corporate Secretary of Cirond Corporation (“Cirond”) and its subsidiary and David Redekop resigned as Chief Financial Officer and Treasurer of Cirond.

On August 10, 2005, Tate Holt resigned as a director of Cirond. Mr. Holt did not resign because of a disagreement with Cirond on any matter relating to Cirond’s operations, policies or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIROND CORPORATION

August 12, 2005	By: /s/ Nicholas Miller
Nicholas Miller President and Chief Executive Officer

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